Financial Instruments (Notes)	12 Months Ended
Dec. 31, 2019
Investments, All Other Investments [Abstract]
Financial Instruments	Financial InstrumentsFinancial assets, which include cash and cash equivalents and accounts receivable, have carrying values which approximate fair value due to the short-term nature of these assets. Financial liabilities with carrying values approximating fair value due to short-term maturities include accounts payable. Deferred acquisition consideration is recorded at fair value. The revolving credit agreement is a variable rate debt, the carrying value of which approximates fair value. The Company’s notes are a fixed rate debt instrument recorded at carrying value. See Note 19 of the Notes to the Consolidated Financial Statements included herein for additional information on the fair value. The fair value of financial commitments and letters of credit are based on the stated value of the underlying instruments, if any.